Exhibit 10.1

THIS SETTLEMENT AGREEMENT (“Agreement”) dated 9th day of August, 2017 is made

本和解協議(“本協議”)於2017年8月9日

BETWEEN:

由以下雙方簽署:

(1)

MEDSIUN PRECISION MEDICINE LTD., a company incorporated in the Republic of Marshall Islands with limited liability, whose registered office is situate at Trust Company Complex, Ajeltake Road, Majuro, Marshall Islands, MH9690 (“MPM”); and

MEDISUN PRECISION MEDICINE LTD.，一家於馬紹爾群島共和國成立的有限公司，其註冊辦事處位於Trust Company Complex, Ajeltake Road, Majuro, Marshall Islands, MH9690 (“MPM”); 及

(2)

ZHENGDA GENE LIFE SCIENCE SHARES LIMITED, a company incorporated in the Hong Kong Special Administrative Region of the People’s Republic of China (“PRC”) with limited liability having its registered office at Unit 04, 7/F., Bright Way Tower, No. 33 Mong Kok Road, Kowloon, Hong Kong (“Zhengda”).

正大基因生命科學股份有限公司，一家於中華人民共和國(“中國”)香港特別行政區成立的有限公司，其註冊辦事處位於Unit 04, 7/F., Bright Way Tower, No. 33 Mong Kok Road, Kowloon, Hong Kong (“正大”)。

WHEREAS:

鑒於:

(A)

On 7 July 2017, Zhengda and MPM entered into a patent assignment agreement (“Patent Assignment Agreement”), in which, among others, it was agreed that Zhengda would sell, assign and transfer the Patent Rights (as defined in the Patent Assignment Agreement) to MPM.

於2017年7月7日，正大與MPM簽署了專利轉讓協議(“專利轉讓協議”)，當中包括同意了正大會出售及轉讓專利權益(定義見專利轉讓協議)予MPM。

(B)

On or about 7 July 2017, in accordance with the Patent Assignment Agreement, 15,000,000 new shares of common stock of MPM (“Consideration Shares”) were issued to Zhengda.

於2017年7月7日左右，根據專利轉讓協議，MPM發行了15,000,000新普通股股份(“代價股份”)予正大。

(C)

As at the date of this Agreement, despite the entering into of the Patent Assignment Agreement, no application has been made to the State Intellectual Property Office of the PRC to complete the assignment and transfer of the Patent Rights.

於本協議日期，縱使已簽署專利轉讓協議，雙方仍未向中國國家知識產權局遞交出轉讓專利權益的申請。

(D)

By way of mutual consent and in good faith, the parties hereby wish to terminate the Patent Assignment Agreement in accordance with the terms of this Agreement.

基於雙方的同意及友好協商，本協議雙方於此希望根據本協議的條款終止專利轉讓協議。

NOW THIS AGREEMENT WITNESSETH as follows:

現雙方同意如下:

1.

In consideration of mutual consent and release and agreements contained in this Agreement, the parties hereto, on the basis of without admission of any liabilities, unconditionally and irrevocably agree to the following settlement terms and confirm:

鑒於雙方的同意及本協議的解除及同意條款，雙方於此無條件地及不可撤回地在沒有承認責任的情況下同意達成以下和解條款及確認:

(i)

the Patent Assignment Agreement is terminated as at the date of this Agreement, and MPM hereby assigns and transfers the Patent Rights back to Zhengda;

專利轉讓協議於本協議當日終止，MPM於此將專利權益轉讓回正大;

(ii)

the original share certificate issued by MPM to Zhengda in relation to the Consideration Shares (“Share Certificate”) shall be returned to MPM by Zhengda forthwith;

正大須立即歸還MPM MPM就代價股份發給正大的股票證書原件(“股票證書”);

(iii)

upon receipt the original Share Certificate, MPM shall arrange for the cancellation of the issue and allotment of the Consideration Shares;

於收到股票證書原件後，MPM須安排將代價股份的發行及配發取消;

(iv)

subject to the compliance of Clause 1(ii) by Zhengda, MPM shall immediately release Zhengda of its existing breaches and liabilities (if any) in relation to or in connection with the Patent Assignment Agreement, and MPM shall not have any claims or take any actions against Zhengda thereof; and

受限於正大符合第1(ii)條的規定，MPM同意立即解除正大與專利轉讓協議有關之現有的違反和責任(如有)，而MPM亦不能就此對正大作出任何索償或採取任何行動; 及

(v)

Zhengda shall immediately release MPM of its existing breaches and liabilities (if any) in relation to or in connection with the Patent Assignment Agreement, and Zhengda shall not have any claims or take any actions against MPM.

正大同意立即解除MPM與專利轉讓協議有關之現有的違反和責任(如

有)，而正大亦不能就此對MPM作出任何索償或採取任何行動。

2.

This Agreement embodies all the terms and conditions between the parties hereto as to the subject matter hereof and supersedes and cancels, in all respects, all previous letters of intent, correspondences, undertakings, letters of confirmation, agreements and arrangements (if any) between the parties hereto with respect to the subject matter hereof, whether written or oral.

本協議包含各方對本協議事項的條款及條件，並取代及取消各方就本協議事項曾作出不論是書面還是口頭的意向書、通訊、承諾、確認函、協議及安排(如有)。

3.

The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

任何司法管轄區的法律認定本協議的任何條款屬非法、無效或不可執行將不會影響任何其他司法管轄區認定該條款的合法性、有效性或可執行性，亦不會影響其他條款的合法性，有效性或可執行性。

4.

Any amendments to this Agreement shall be binding only if recorded in a document signed by all parties to this Agreement.

任何本協議的修改需要在本協議各方簽署的文書上記錄方能有效。

5.

Each party to this Agreement shall bear his/her/its own legal and professional fees, costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and all incidental or related documents.

本協議各方應各自承擔其就準備、草擬及執行本協議及與履行本協議附帶或相關的文件之法律及專業費用、成本及支出。

6.

This Agreement may be signed in any number of counterparts and by the parties hereto on separate counterparts, each of which when duly executed and sent by facsimile to the other party shall be an original, but all the counterparts (including counterparts sent by way of facsimile) shall together constitute one and the same document.

本協議可以任何數量方式由各協議方分開簽署，並於簽署後以傳真方式送交另一方後被視為原件，而全部分開簽署的文件 (包括通過傳真方式發送的部份)應被構成一份相同的文件。

7.

The parties to this Agreement have been advised to seek independent professional and legal advice with regard to this Agreement.

本協議各方已被忠告就本協議尋求獨立專業及法律意見。

8.

This Agreement shall be governed by and construed in accordance with the laws of the PRC and the parties hereto submit to the non-exclusive jurisdiction of the PRC courts for the purpose of determining or enforcing any claim arising hereunder.

本協議應受並按照中國的法律解釋而本協議各方均同意中國法院擁有非專

屬管轄權。

9.

The translation of the terms of this Agreement in Chinese is for reference only.  In the event of any inconsistency between the English version and the Chinese version, the English version shall prevail.

本協議的中文翻譯條款僅作參考用途。如英文和中文版本出現任何歧義，應以英文版本為准。

The parties hereto have executed this Agreement the day and year first above written.

本協議雙方於此在本協議開首的日期簽署本協議

MPM

Signed by Ms. HUANG Lisha, director,

)

由黃麗莎，董事

)

for and on behalf of

) /s/ Lisha Huang

代表

)

MEDISUN PRECISION MEDICINE LTD.

)

in the presence of:

)

在以下見證人面前簽署

)

ZHENGDA 正大

Signed by Mr. YANG Guofeng, director

)

由楊國峰，董事

)

For and on behalf of

) /s/ Guofeng Yang

代表

)

ZHENGDA GENE LIFE SCIENCE

)

SHARES LIMITED

)

正大基因生命科學股份有限公司

)

in the presence of:

)

在以下見證人面前簽署

)

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